United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 3, 2012
(December 14, 2011)

Eastbridge Investment Group Corporation
(Exact name of registrant as specified in its charter)

Arizona	0-52282	86-1032927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8040 E. Morgan Trail, Unit 18, Scottsdale, Arizona 85258
 (Address of principal executive offices) (Zip Code)

(480) 966-2020
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On December 14, 2011, EastBridge Investment Group Corporation (the "Company") entered into a Stock Purchase Agreement (the “Agreement”) with An Lingyan, an individual residing in the People’s Republic of China. Pursuant to the Agreement, the Company sold 500,000 ordinary shares of Tsingda Eedu Corporation, a Cayman Islands corporation, to An Lingyan in exchange for a cash payment of $600,000. There is no relationship, other than the Agreement, between An Lingyan and the Company or any of the Company’s officers and directors.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

10.30	Stock Purchase Agreement between EastBridge Investment Group Corporation, and An Lingyan, dated December 14, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastBridge Investment Group Corp., an Arizona corporation

Dated: January 2, 2012	By:	/s/ Norman Klein
Norman Klein, CFO

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